EXHIBIT 5
---------

 NUMBER                                                      SHARES
                                                         ***SPECIMEN***

       CONTINUED UNDER THE CANADA BUSINESS CORPORATIONS ACT

                 INOUYE TECHNOLOGIES (CANADA) INC.

                                                   -----------------
                                                   CUSIP 45768G 10 1
                                                   -----------------

THIS CERTIFIES THAT

                          ***SPECIMEN***

is the registered holder of


  FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

                             DATED
                                         ***SPECIMEN***


_____________________
President

                             COUNTERSIGNED AND REGISTERED
                             MONTREAL TRUST COMPANY OF CANADA CALGARY
                             TRANSFER AGENT AND REGISTRAR

                                         ***SPECIMEN***
                             By _____________________________________
                                        Authorized Officer
_____________________
Secretary

  The Shares represented by this certificate are transferable at the offices of Montreal Trust Company of Canada, Calgary, Alberta.


                 (Reverse side of stock certificate)


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfer unto

          PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

              ____________ -  ____________ - ____________


_____________________________________________________________________
                  (Name and address of transferee)

_____________________________________________________________________


______________________________________________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints


________________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.


    DATED:


  _______________________________      _______________________________
      (Signature of Witness)             (Signature of Shareholder)


  NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

           Signature Guaranteed By: